A Leader in Payroll / HR Outsourcing June 2006 INVESTOR PRESENTATION

Statements expressing or indicating the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, favorable operating trends, anticipated revenue and earnings in the first quarter of fiscal 2007 and for the fiscal year ending March 31, 2007, and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, without limitation, the preliminary nature of our estimates, which are subject to change as we collect additional information and they are reviewed internally and by our external auditors, as well as the risks detailed in the company's Form 10-K for the fiscal year ended March 31, 2006, under the caption "Risk Factors" in "Part I - Item 1," as well as (1) the risk that our revenues from The Work Number may fluctuate in response to changes in certain economic conditions such as interest rates and employment trends; (2) risks associated with our ability to prevent breaches of confidentiality or inappropriate use of data as we perform large-scale processing of verifications; (3) risks associated with our ability to maintain the accuracy, privacy and confidentiality of our clients' employee data; (4) risks related to our ability to increase the size and range of applications for The Work Number database and to successfully market current and future services and related to our dependence on third party providers to do so; (5) the risk of interruption of our computer network and telephone operations, including potential slow-down or loss of business as potential clients review our operations; (6) risks associated with potential challenges regarding the applicability of the Fair Credit Reporting Act or similar law; (7) risks relating to the dependence of the market for The Work Number services on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability would be significantly harmed if those requirements were relaxed or eliminated; (8) risks related to the applicability of any new privacy legislation or interpretation of existing laws; 9) the risk that our revenues from unemployment tax management services may fluctuate in response to changes in economic conditions; (10) risks related to changes in tax laws, including work opportunity , or "WOTC," and welfare to work, or "WtW," tax credits; (11) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; and (12) risks relating to doing business with the federal government following our April 2006 acquisition of pan. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. We do not undertake any obligation or plan to update these forward- looking statements, even though our situation may change. Safe Harbor Statement

TALX is a leading Business Process Outsourcer (BPO) bringing clients significant savings by replacing manual, paper-based Payroll / HR methods with electronic-based outsourced services. Business Model Standard services and processes Contractual and transaction-driven revenues Recurring and predictable revenue stream TALX Clients Over 9,000 clients Over 3/4 of the Fortune 500 use one or more TALX services A Leader in Payroll / HR Outsourcing

Key Investment Highlights Market Leadership in Two Payroll and HR Areas Employment and income verification Unemployment cost management Diversified Client Base (no one client > 10% of revenue) Proven Business Model Revenue growth Earnings and EPS growth Strong gross and operating margins Strong operating cash flow ($39.4M in FY2006)

Revenue, EPS & Margin Growth (continuing operations) $0.57 20.9% Excluding SEC settlement charge 0.08 1.6% SEC settlement charge $0.49 19.3% GAAP Diluted EPS Operating Margin * FY 2005 includes $2.5MM SEC charge $273 - $278 Fiscal Years Ended March 31, $1.04 - $1.10 $0.06 2007 Guidance 26.6% $0.89 $207.4 2006 19.3%* $0.49* $158.4 2005 17.1% Operating Margin Prior to FAS123R Including FAS123R $0.39 $124.4 2004 Diluted EPS Prior to FAS123R Including FAS123R Impact of stock-based comp Revenue (millions) 3 Year CAGR 16.8% $0.35 $115.9 2003 21% 36%

Broad Range of Payroll Data-Based Solutions

Sales Teams are Aligned Into Regions and Tiers Tier one: 20,000 employees and greater Tier two: 3,500 to 20,000 employees Tier three: Less than 3,500 employees Sales Approach Varies by Tier Tier one: Direct: Face-to-face Indirect: HRO Alliances Tier two: Direct: Face-to-face Indirect: HRO Alliances Tier three: Direct: Tele-sales Indirect: Payroll Alliances Human Resource Outsourcers (HRO) Market Market as of November, 2005 - Approximately 4.0 million employees served through Human Resource Outsourcers Alliances in place with ACS, Convergys, Excellerate HRO, Fidelity and Hewitt Working on alliances with ADP COS, IBM And Accenture HR Sales Approach

A Leader in Niche Payroll / HR Markets The Work Number Services - 44% of FY06 Revenues 129.0 million records live on the database at March 31, 2006 7.3 million records in backlog Our estimates indicate that 29% of our records represent current employees 28% of the non-agricultural U.S. workforce included on database 95% of companies that outsource use The Work Number Tax Management Services - 55% of FY06 Revenues Unemployment Tax Management 88% of FY06 Tax Management Services Revenues We estimate about 35% of the market is not outsourced Tax Credit and Incentive Services 12% of FY06 Tax Management Services Revenues Entered business in October 2004 Strong cross-selling opportunities

The Work Number Services - Growth Initiatives Add Records to the Database Increase Database Penetration Add new verifiers New segments Existing segments REACH program Add New Services Verification of education Confirmation direct Regular Price Increases 59 41 56 44 44% of TALX Revenue (FY06) The Work Number Services Revenue

The Work Number Verification Process

The Work Number Services - Revenue History FY2001 FY2002 FY2003 FY2004 FY2005 FY2006 1st Quarter 4.132 6.103 7.617 10.943 14.42 20.4 2nd Quarter 4.531 6.659 8.573 11.627 14.19 21.9 3rd Quarter 4.635 6.856 9.011 10.028 15.56 21.9 4th Quarter 5.796 7.566 10.733 14.01 21.21 27.1 Revenue History (millions)

Revenue Records Mortgage index 3/31/1999 1 1 1 4/2/1999 1 1 1 4/9/1999 1 1 0.98 4/16/1999 1 1 1.07 4/23/1999 1 1 1.03 4/30/1999 1 1 1.07 5/7/1999 1 1 1.04 5/14/1999 1 1 0.93 5/21/1999 1 1 0.97 5/28/1999 1 1 0.97 6/4/1999 1 1 0.75 6/11/1999 1 1 0.96 6/18/1999 1 1 0.86 6/25/1999 1 1 0.85 7/2/1999 1.07 1.03 0.87 7/9/1999 1.07 1.03 0.61 7/16/1999 1.07 1.03 0.76 7/23/1999 1.07 1.03 0.74 7/30/1999 1.07 1.03 0.78 8/6/1999 1.07 1.07 0.75 8/13/1999 1.07 1.07 0.72 8/20/1999 1.07 1.07 0.71 8/27/1999 1.07 1.07 0.74 9/3/1999 1.07 1.18 0.64 9/10/1999 1.07 1.18 0.54 9/17/1999 1.07 1.18 0.65 9/24/1999 1.07 1.18 0.63 10/1/1999 1.2 1.25 0.69 10/8/1999 1.2 1.25 0.65 10/15/1999 1.2 1.25 0.6 10/22/1999 1.2 1.25 0.62 10/29/1999 1.2 1.25 0.67 11/5/1999 1.2 1.29 0.65 11/12/1999 1.2 1.29 0.62 11/19/1999 1.2 1.29 0.71 11/26/1999 1.2 1.29 0.44 12/3/1999 1.2 1.36 0.58 12/10/1999 1.2 1.36 0.57 12/17/1999 1.2 1.36 0.54 12/24/1999 1.2 1.36 0.39 12/31/1999 1.2 1.36 0.37 1/7/2000 1.41 1.39 0.52 1/14/2000 1.41 1.39 0.61 1/21/2000 1.41 1.39 0.58 1/28/2000 1.41 1.39 0.68 2/4/2000 1.41 1.41 0.76 2/11/2000 1.41 1.41 0.69 2/18/2000 1.41 1.41 0.68 2/25/2000 1.41 1.41 0.66 3/3/2000 1.41 1.52 0.78 3/10/2000 1.41 1.52 0.78 3/17/2000 1.41 1.52 0.78 3/24/2000 1.41 1.52 0.83 3/31/2000 1.41 1.52 0.77 4/7/2000 1.57 1.54 0.83 4/14/2000 1.57 1.54 0.79 4/21/2000 1.57 1.54 0.79 4/28/2000 1.57 1.54 0.79 5/5/2000 1.57 1.6 0.68 5/12/2000 1.57 1.6 0.65 5/19/2000 1.57 1.6 0.71 5/26/2000 1.57 1.6 0.65 6/2/2000 1.57 1.69 0.6 6/9/2000 1.57 1.69 0.56 6/16/2000 1.57 1.69 0.57 6/23/2000 1.57 1.69 0.57 6/30/2000 1.57 1.69 0.59 7/7/2000 1.72 1.74 0.55 7/14/2000 1.72 1.74 0.61 7/21/2000 1.72 1.74 0.58 7/28/2000 1.72 1.74 0.57 8/4/2000 1.72 1.8 0.6 8/11/2000 1.72 1.8 0.59 8/18/2000 1.72 1.8 0.56 8/25/2000 1.72 1.8 0.57 9/1/2000 1.72 1.85 0.59 9/8/2000 1.72 1.85 0.62 9/15/2000 1.72 1.85 0.61 9/22/2000 1.72 1.85 0.6 9/29/2000 1.72 1.85 0.62 10/6/2000 1.76 1.9 0.6 10/13/2000 1.76 1.9 0.62 10/20/2000 1.76 1.9 0.62 10/27/2000 1.76 1.9 0.65 11/3/2000 1.76 1.95 0.66 11/10/2000 1.76 1.95 0.69 11/17/2000 1.76 1.95 0.64 11/24/2000 1.76 1.95 0.63 12/1/2000 1.76 1.99 0.7 12/8/2000 1.76 1.99 0.74 12/15/2000 1.76 1.99 0.68 12/22/2000 1.76 1.99 0.64 12/29/2000 1.76 1.99 0.54 1/5/2001 2.2 2.03 0.87 1/12/2001 2.2 2.03 1.26 1/19/2001 2.2 2.03 1.08 1/26/2001 2.2 2.03 0.99 2/2/2001 2.2 2.06 1.18 2/9/2001 2.2 2.06 1.14 The Work Number Services - Revenue Growth Revenue Growth Outpaces Database Growth (percent) Revenue Records Source: Mortgage Bankers Association Mortgage Index

FY2003 FY2004 FY2005 FY2006 Pre-employment 9.97 8 11.06 15.34 Consumer Finance 5.27 7.49 13.65 22.7 Social Services 1.87 3.59 5.95 8.2 Other Verifications 1.24 2.19 2.63 1.55 Mortgage 12.25 16.61 21.04 29.2 Complementary Work Number Services* 5.33 7.51 11.04 14.31 The Work Number Services - Revenue Mix (annually) *Complementary Work Number Services include ePayroll, W-2 eXpress, FasTime and HireXpress Revenue Mix (millions by year) $46.6 $65.4 $91.3

FY2005 FY2005 FY2006 Pre-employment 2.6 2.7 2.8 2.97 3.88 3.78 4.08 3.77 Consumer Finance 2.31 2.98 3.27 5.09 4.7 6.11 5.89 5.89 Social Services 1.87 1.14 1.24 1.7 1.84 1.85 1.94 2.36 Other Verifications 0.72 0.71 0.78 0.42 0.41 0.41 0.38 0.43 Mortgage 5.05 4.82 5.45 5.73 6.95 7.52 7.17 7.55 Complementary Work Number Services* 1.87 1.84 2.02 5.3 2.66 2.23 2.44 6.95 *Complementary Work Number Services include ePayroll, W-2 eXpress, FasTime and HireXpress The Work Number Services - Revenue Mix (quarterly) Revenue Mix (millions by quarter) +28% Q4 Q1 Q2 Q3 Q4 $21.2 $20.4 $21.9 $27.1 Fiscal Year 2006 Fiscal Year 2005 $21.9

Unemployment Tax Services Contract initiatives Multi-year Upfront fee increase Ongoing fee escalations Excess claims provisions New pricing structures Per Employee Per Year pricing model Tier 3 -packaged with The Work Number Unbundle standard services New applications Tax Management Services - Growth Initiatives Unemployment Tax Services Tax Credits and Incentives 100826 13594 93007 55% of TALX Revenue (FY06) Tax Management Services Revenue

Tax Credit and Incentive Services Cross-selling to existing clients Highlighting non-WOTC services IEC (Indian Employment Credit) State and local credits - using our extensive database and electronic tools Increased WOTC compliance results compared to competition Roll-up opportunities Unemployment Tax Services Tax Credits and Incentives 100826 13594 93007 Tax Management Services Revenue Tax Management Services - Growth Initiatives 55% of TALX Revenue (FY06)

Assessment and Talent Management Services Acquired Performance Assessment Network (pan) in April 2006 Two key new services for TALX Psychometric testing and assessments Over 650 tests available Thousands of testing centers In-house experienced psychologists Comprehensive talent management services Tailored to a client's hiring process Utilizes internally developed dashboard to allow clients to electronically manage the hiring process These services can be sold together or as separate solutions Assessment Services - Description

Assessment and Talent Management Services Key is to cross-sell pan's services to our existing corporate client base Fits nicely with our existing hiring-related services: Pay reporting and compliance, including I-9 Employment verification Tax credit and incentive identification Paperless new hire packet processing Capitalize on pan's strong relationships with the Federal Government Assessment Services - Growth Initiatives

Acquisitions and Cross-selling - Growth Strategies Acquisition Objectives Accretive to earnings per share Provide records for The Work Number database Same or complementary services Strong management Twelve Acquisitions Since 2002 Enhanced cross-selling opportunities by adding clients and services Fueled growth in The Work Number services All but first funded with cash 27% to 48% Growth in percentage of Tier 1 and 2 clients utilizing more than one TALX service since May 2003 Cross-selling success 2 or More Services 1 Service 33 67 2 or More Services 1 Service 48 52 May 2003 409 out of 1,500 Tier 1 and 2 clients May 2006 983 out of 2,045 Tier 1 and 2 clients

FY2002 FY2003 FY2004 FY2005 FY2006 Gross margin 0.611 0.548 0.572 0.591 0.629 FY 2002 FY2003 FY2004 FY2005 FY2006 The Work Number services 0.657 0.658 0.701 0.715 0.766 Unemployment tax management 0.486 0.482 0.486 0.498 Tax credits and incentives 0.738 0.654 Gross Margin Total Company Gross Margin By Business Unit EPS FY2003 FY2004 FY2005* FY2006 0.168 0.171 0.209 0.266 Operating Margin Total Company Margins *Reconciliation for FY 2005 Operating Margin GAAP 19.3% SEC settlement charge 1.6% Excluding SEC settlement charge 20.9%

REVENUE FY2003 FY2004 FY2005 FY2006 115.9 124.4 158.4 207.4 EPS FY2003 FY2004 FY2005 FY2006 0.35 0.39 0.57 0.89 Diluted EPS FY 2002 FY2003 FY2004 FY2005 FY2006 4.3 11.2 12.5 18.5 30 Earnings (millions) Revenue and Earnings Growth (continuing operations) Revenues (millions) * Reconciliation for FY 2005 Diluted EPS Earnings (millions) GAAP $0.49 $16.0 SEC settlement charge 0.08 2.5 Excluding SEC settlement charge $0.57 $18.5

A Leader in Payroll / HR Outsourcing June 2006 INVESTOR PRESENTATION